================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2006

                                 SOUTHWEST WATER
                                     COMPANY
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                    0-8176                 95-1840947
(State or Other Jurisdiction of    (Commission             (IRS Employer
Incorporation or Organization)     File Number)        Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



================================================================================

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(i) Change of Control Severance Agreement. On August 18, 2006, Southwest Water Company, a Delaware corporation (the "Company") entered into a Change of Control Severance Agreements (the "Severance Agreements" and each a "Severance Agreement") with each of Stephen C. Held, President of the Services Group, and Shelley A. Farnham, Vice President of Human Resources of the Company.

     Each Severance Agreement provides that the executive will, upon a change of control as defined in the Severance Agreement, be entitled for a period of two (2) years thereafter, to a severance payment if executive's employment is terminated by the Company for other than good cause. For Mr. Held the severance consists of 2.99 times the sum of the executive's most recent base salary plus the average bonus for the prior three full years. For Ms. Farnham the severance consists of 1.5 times the sum of the executive's most recent base salary plus the average bonus for the prior three full years. The severance benefits also include acceleration of vesting of previously granted stock options held as of the date of the change of control. Total benefits may not exceed the limits imposed by Section 280G of the Internal Revenue Code.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        10.1 Change of Control Agreement dated as of August 17, 2006 between Southwest Water Company, a Delaware corporation (the "Company"), and Stephen C. Held, President of the Services Group.

        10.2 Change of Control Agreement dated as of August 17, 2006 between Southwest Water Company, a Delaware corporation (the "Company"), and Shelley A. Farnham, Vice President of Human Resources.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOUTHWEST WATER COMPANY


                                          By: /s/ Shelley A. Farnham
                                              ----------------------------------
                                              Shelley A. Farnham
                                              Vice President of Human Resources
                                              and Corporate Secretary

Dated:  May 19, 2006

                                       2